Exhibit 99.1

The Provident Bank Completes Acquisition of Beacon Trust Company and Beacon

Global Asset Management, Inc.

Morristown, N.J. August 11, 2011/PRNewswire –

The Provident Bank, a wholly owned subsidiary of Provident Financial Services, Inc. (NYSE:PFS), announced today that it completed its acquisition of Beacon Trust Company, a New Jersey limited purpose trust company, and Beacon Global Asset Management, Inc., an SEC-registered investment advisor incorporated in Delaware.

As of the closing date, the assets under management of the combined entities were approximately $1.5 billion. James D. Nesci, Provident’s Chief Wealth Management Officer, has been named president of the acquired entities which will continue to operate from their existing offices in Morristown.

In commenting on the transaction, Provident’s Chairman, President and CEO, Christopher Martin said: “I would like to extend a personal warm welcome to all of Beacon’s valued clients, as well as its dedicated employees, to the Provident family. Beacon clients will continue to receive the high quality service they have come to expect, while enjoying the added benefits and stability afforded by Provident’s 172 years of NJ banking experience. This transaction serves to significantly expand Provident’s wealth management business throughout the state. Coupled with Provident’s 80-plus branch network, Beacon’s expertise in trust and wealth management services strategically positions our organization to increase our market share and enhance our non-interest earnings growth.”

About Provident

Established in 1839, The Provident Bank is a New Jersey-chartered capital stock savings bank that operates 81 full-service branches in Hudson, Bergen, Essex, Mercer, Middlesex, Monmouth, Morris, Ocean, Passaic, Somerset and Union counties. Provident is a wholly owned subsidiary of Provident Financial Services, Inc., which was formed in 2002 in connection with The Provident Bank’s conversion from a mutual to stock savings bank.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements about (i) the benefits of the purchase of Beacon Trust Company and Beacon Global Asset Management, Inc. (collectively “Beacon”) by The Provident Bank, a wholly owned subsidiary of Provident Financial Services, Inc. (collectively “Provident”), including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the transaction; (ii) Provident’s and Beacon’s plans, objectives, expectations and intentions and other statements contained herein that are not historical facts; and (iii) other statements identified by words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Provident’s and Beacon’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Provident and Beacon may not be combined successfully, or such combination may take longer to accomplish than expected; (2) operating costs, client loss and business disruption following the transaction, including adverse effects on relationships with employees, may be greater than expected; (3) regulatory approvals of the transaction may not be obtained, or adverse regulatory conditions may be imposed in connection with such approvals of the transaction; (4) adverse governmental or regulatory policies may be enacted; (5) the risks associated with continued diversification of assets; (6) difficulties associated with achieving expected future financial results; and (7) competition from other financial services companies in Provident’s and Beacon’s markets. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Provident’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet Site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Provident or Beacon or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Provident and Beacon do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

SOURCE: Provident Financial Services, Inc.

Contact: Provident Financial Services, Inc.: Investor Relations 732-590-9300; investorrelations@providentnj.com.